LEASE AGREEMENT


         THIS AGREEMENT is made this 9th day of January, 2004 between Derma Sciences, Inc. ("Lessor") and Kimberly-Clark Corporation ("Lessee").

         1. Lease of Equipment. The Lessor leases to the Lessee, for use upon the premises in Fort Worth, Texas now occupied by the Lessee, the equipment described in Exhibit A (the "Equipment").


         2. Rentals. The Lessee shall pay rentals of $1 per month and other good and valuable consideration, the receipt of which is hereby acknowledged by Lessor. The first rental payment is due three (3) months from the commencement of the Lease term and shall include the three (3) months in arrears plus the rental payment for the succeeding month. Subsequent rentals, if any, are due on the same date of each month thereafter during the term of the Lease, each for the succeeding month.


         3. Taxes and Assessments. The Lessee shall assume and pay, in addition to the sums set forth in Section 2 of this Lease, all taxes and/or assessments levied on the Equipment or the leasing thereof, whether assessed and billed to Lessee or Lessor.

         4. Warranties. Lessor warrants that it has good title to the Equipment free and clear of all claims, liens, encumbrances and security interests, excepting those arising by virtue of agreements currently in force between Lessor or Lessor's subsidiaries and Laurentian Bank of Canada and/or Merrill Lynch Business Financial Services, Inc. and those granted in favor of Lessee.

         5. Repair and Maintenance. At its expense, the Lessee shall maintain the Equipment in good working order and repair. All replacement parts will be paid for by Lessee, but shall become part of the Equipment and shall be the property of the Lessor.

         6. Liens; Assignments; Claims. Lessee shall keep the Equipment free and clear of all liens, encumbrances and security interests and shall not remove it from the premises above described or do or permit anything to be done which might operate to prejudice Lessor's title; shall not transfer, deliver, or sublet the Equipment to any other person or corporation without prior written consent of the Lessor; shall not assign any rights hereunder to any other person or corporation without prior written consent of the Lessor; and shall comply with all laws, ordinances and regulations applicable to the Equipment and the use thereof.


     7. Risk of Loss. Lessee shall exercise reasonable care to prevent loss or damage to the Equipment during the term of this Lease; however, all risk of loss or damage beyond the reasonable control of Lessee shall be borne by Lessor. Anything hereinafter contained to the contrary notwithstanding, Lessee shall assume and maintain liability for injuries to persons or property (except injury or damage to the Equipment beyond the reasonable control of Lessee), as well as violations of the Occupational Safety and Health Act of 1970, regulations thereunder and similar state statutes and regulations, resulting from the operation or maintenance of the Equipment.


     8. Inspection. Lessee shall permit the Lessor's agents to enter upon Lessee's premises to inspect the Equipment at all reasonable times.


     9. Term and Termination.


          (a) The term of the Lease shall commence on the date first above written. Unless terminated earlier pursuant to Section (b) of this Section 9, this Lease shall continue in full force and effect until April 30, 2004.


          (b) Lessor may, at its sole option, terminate this Lease, effective immediately upon the occurrence of one or more of the following events: (i) Lessee fails, within 45 days after written notice thereof from Lessor, to cure any breach of any of its covenants in this Lease; (ii) insolvency or bankruptcy of the Lessee; (iii) the making by Lessee of an assignment for the benefit of creditors; (iv) appointment of a trustee or receiver for Lessee, or for a substantial part of its property, with or without its consent, or (v) institution by or against Lessee of bankruptcy, reorganization, arrangement or insolvency proceedings of which Lessee is the subject.

          (c) Upon termination or expiration of this Lease, the Lessee shall immediately deliver the Equipment to Lessor in substantially the same operating order and condition as of the date of the commencement of the Lease term, with exception for the reasonable wear and tear and depreciation resulting from the authorized and normal use thereof and for damage beyond the reasonable control of Lessee, as described in Section 7.

          (d) On or before five (5) days following expiration or termination of this Lease, Lessor will accept delivery of and remove the Equipment from Lessee's premises at Fort Worth, Texas. To avoid confusion and without limiting the foregoing, Lessor shall be responsible for all costs, risks and liability associated with disassembly of the Equipment at Lessee's Fort Worth, Texas premises and with removal and transportation of the Equipment from such premises.

          10. Controlling Law. This Lease Agreement shall be construed in accordance with the laws of the State of Texas.


           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

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


                                Derma Sciences, Inc.


                                By:  _______________________________
                                Title:  President and Chief Executive Officer
                                         214 Carnegie Center, Suite 100
                                         Princeton, NJ 08549



                                Kimberly-Clark Corporation


                                By:  _______________________________
                                Title:  President, Business-to-Business
                                         1400 Holcomb Bridge Road
                                         Roswell, Georgia 30076

Lease Agreement Exhibit A (Equipment List)
---------------------------------------------

ASSET CATEGORY                  ASSET#          ASSET DESCRIPTION
--------------                  ------          -----------------
Low Volume Bottle Filling       T003986AA       305-A UNIV.FILL.SYST
Emplex Sealer                   T001370AA       EMPLEX BAG SEALER
Emplex Sealer                   T002833AA       IMC SEALER UPGR#309
Large Circle/Oil Emulsion       T002723AA       LRG CIRCL MACH UPGRA
Large Circle/Oil Emulsion       T002859AA       CHEVRON SINGLE ROLLE
Large Circle/Oil Emulsion       T002959AA       LARGE CIRCLE MACHINE
Large Circle/Oil Emulsion       T003022AA       KNIFE ASSEMLY
Large Circle/Oil Emulsion       T002926AA       REFURB CIRCLE MACHIN
Large Circle/Oil Emulsion       T002851AA       ADDITION TO LARGE CIRCLE - T002959
Impregnator                     T004415AA       #S114 OIL EMULS.IMP
Impregnator                     T005010AA       OIL EMULSION AUTOMATION S153
Impregnator                     T003641AA       OIL EMULSION IMPREGNATOR
Impregnator                     T004372AA       #346 ACETATE AUTO PL
Impregnator                     T003844AA       "6CON,7BAR&ROL,1CLOTH"
Impregnator                     T003927AA       IMPREGNATION ASSBLY
Impregnator                     T004858AA       S159 OIL EMULSION PR
Impregnator                     T003042AA       CUSTOM PARTS-SAL PRJ
Bodolay Pratt 1                 T003147AA       BODOLAY PKGMACHMD573
Bodolay Pratt 1                 T002836AA       CHEVRON SEALS
Bodolay Pratt 1                 T003146AA       HYDROGEL DISPENSERS
                                T003665AA       DISPENSING SYSTEM
Bodolay Pratt 2                 T003178AA       BODPRAT MD12 PKGMACH
Bodolay Pratt 2                 T005012AA       LABELING MACHINE S166
Bodolay Pratt 2                 T004861AA       S138 SSD PROJECT #1
Prodo-Pak                       T003179AA       PRPAK FORM/FILL/SEAL
Prodo-Pak                       T004417AA       #S116 PRODO PAK TOOL
Auto Pleater 1                  T004184AA       SP ACQ:91 STD GAUZE
Tiromat 2000 (Kutter 1)         T004185AA       SP ACQ:91 ALPHA LAVA
Tiromat 2000 (Kutter 1)         T004860AA       S145 SSD PROJECT #2
Tiromat 2000 (Kutter 1)         T005221AA       TRAVERSING UNTI 2
Tiromat 2000 (Kutter 2)         T004186AA       SP ACQ:92 ALPH LAVAL
Tiromat 2000 (Kutter 2)         T004485AA       KUTTER MACHINE TOOLS
Tiromat 2000 (Kutter 2)         T004801AA       SEAL BRILLE PLATE
Tiromat 2000 (Kutter 2)         T004859AA       S146 SSD PROJECT #3
Tiromat 2000 (Kutter 2)         T005220AA       TRAVERSING UNIT 1
Small Circle                    T004192AA       SMALL CIRCLE MACHINE
Mark Andy (Silk Strips)         T004450AA       3 DIECUTTING ROLLS
Mark Andy (Silk Strips)         T001653AA       SILK STRIPS MACHINE
Mark Andy (Silk Strips)         T003096AA       4 ROTARY DIE-7MAPRES
Bottling Line                   T004606AA       S147 SPARTA PKG.STRI
Bottling Line                   T004410AA       #S103 DISP.SYST.HYDR
Bottling Line                   T004411AA       #S109 PACK.STRIP PRO
Bottling Line                   T004414AA       #S113 BOTTLE FILL.SY
Bottling Line (Auto)            T005007AA       PACKING STRIP AUTOMATION S117
Bottling Line (Auto)            T005007AB       PACKING STRIP PHASE III S178
Bottling Line (Auto)            T002880AA       CONVEYOR BELT
Mech Pleater                    T004857AA       S161 CHANDLER PLEATR
Auto Pleater 2                  T005008AA       GAUZE PLEATER - D&B S127
Printers                        T005013AA       INK JET PRINTER - WILLETT S169
Printers                        T005218AA       WILLET460 PRINTER #99291406302
Printers                        T005219AA       WILLET460 PRINTER #99291406305

                                  Exhibit A                        Page 1 of 2


ASSET CATEGORY                  ASSET#          ASSET DESCRIPTION
--------------                  ------          -----------------
Printers                        T004416AA       #S115 INK JET PRINTE
Printers                        T004925AA       PRINTHEAD UNIT
Mixing Kettles                  T005011AA       Kette L - 60 GALLON KETTLE S164
Mixing Kettles                                  Kettle K - Groen 10 gallon Mixer
Mixing Kettles                                  Kettle G -325 g Vessel w/Lightning Mixer
Mixing Kettles                                  Kettle H - 300lbs - No heater
Mixing Kettles                                  Kettle F - 150 lbs Vessel w/Silverson Mixer
Mixing Kettles                                  Kettle X - 500 lb capacity
Mixing Kettles                                  Kettle A - 500 lb capacity (warehouse)
Mixing Kettles                                  Stainless steel cabinets (mixing parts room)
Mixing Kettles                                  Mixing Spare Parts
Mixing Kettles                                  Silverson Mixer
Mixing Kettles                                  Wakashaw Recycling Pump
Mixing Kettles                                  Control Units for Kettle Heaters (in walls)
Mixing Kettles                                  Remaining Mixing Equipment
Mixing Kettles                  T005015AA       Kettle C - 60 GALLON KETTLE S164
Mixing Kettles                  T005016AA       Kettle D - 60 GALLON KETTLE S164
Mixing Kettles                  T005017AA       Kettle E - 60 GALLON KETTLE S164
Mixing Kettles                  T003635AA       Kettle N - MIXING KETTLS FOR OE
Mixing Kettles                  T003141AA       Kettle B - HEATING & DISPENSING
Miscellaneous Equipment         T004353AA       ANALYTICAL BALANCE
Miscellaneous Equipment         T004227AA       42 LABEL BINS
Miscellaneous Equipment         T005305AA       ROLL STOCK LIFT
Miscellaneous Equipment         T003879AA       SHELV.SYST.FOR PROD.
Miscellaneous Equipment         T005303AA       DRUM HEATER S/N 201922
Miscellaneous Equipment         T005304AA       RODI TOC ANALYZER S/N 9912643
Miscellaneous Equipment         T002928AA       AIR COMPRESSOR
Miscellaneous Equipment         T001356AA       ARO BURST TESTER - MODEL 2600
Miscellaneous Equipment         T001357AA       ARO TEST FIXTURE NEEDLE
Miscellaneous Equipment         T003921AA       8 SECT.OF SHELVING
Miscellaneous Equipment         T004323AA       MECHANICAL TORQUE TESTER
Miscellaneous Equipment         T004412AA       #S110 PETRO/XERO MAN
Miscellaneous Equipment         T003170AA       INSTRON - MOD 4411 SN C1514
Miscellaneous Equipment         T003722AA       INSTRON LOAD CELL FOR ASSET T003336
Untagged Assets                                 Particulate Tester (Innovation by Climate)
Untagged Assets                                 Vacuum Pouch Tester
Untagged Assets                                 Density Tester (oil)
Untagged Assets                                 Brookfield Viscometer (Wet Lab)
Untagged Assets                                 Cole Palmer Stability Chamber (oven)
Untagged Assets                                 1 Stainless shelf w/ measuring tape
Untagged Assets                                 Baking racks with trays (4-5 racks)
Untagged Assets                                 Azco Cutter for gauze cutting
Untagged Assets                                 2 Tables & 10 chair inventory
Untagged Assets                                 3 Bug killers
Untagged Assets                                 "Maintenance area tools, equipment, tables"
Untagged Assets                                 Spare Parts @ Wound Care Facility
Untagged Assets                                 Spare Parts @ 6625 in stores

                                   Exhibit A                        Page 2 of 2